UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report: August 12, 2002

                        COMMISSION FILE NUMBER: 333-30914


                              XTREME COMPANIES, INc.
         ---------------------------------------------------------------
        (Exact name of small business issuer as specified in its charter)

           Nevada                                       88-0394012
----------------------------------------            --------------------
(State or other jurisdiction of                     (I.R.S. Employer
 incorporation or organization)                     Identification No.)

  8100 West Sahara Avenue, Suite 200
      Las Vegas, Nevada                                   89117
----------------------------------------            --------------------
(Address of principal executive offices)                (Zip Code)

                                  XTREME WEBWORKS
         ----------------------------------------------------------------
         (Former name, former address and former fiscal year, if changed since last report.)




Item 4. Changes in Registrants Certifying Accountant

On August 9, 2002, Kyle Tingle resigned as Certifying Accountant for the company. The principal accountant's report on the financial statement for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. During the registrant's two most recent fiscal years and any subsequent interim period preceding such resignation there were no disagreements with the former accountant on any matter of accounting principles or practices.




                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              XTREME COMPANIES, INC.
                              ----------------------
                              (Name of Registrant)



Date:  August 9, 2002                   By:
                                           ----------------
                                            SHAUN HADLEY
                                            PRESIDENT